Exhibit 99.1

PhotoMedex Reports 2007 Fourth Quarter and Full Year Results

Increase in Fourth Quarter Revenues of 28% Sequentially Results in Positive 2007 EBITDA

MONTGOMERYVILLE, Pa.--(BUSINESS WIRE)--PhotoMedex, Inc. (NASDAQ: PHMD) today reported financial results for the three and 12 months ended December 31, 2007. Financial highlights of the 2007 fourth quarter and year include:

  EBITDA for the year up 182% to $1.0 million as revenues increased 17% to $38.7 million;
  XTRAC 2007 domestic revenues of $9,141,857 up 63% over 2006 with XTRAC gross profit up $3.0 million on a $3.5 million increase in revenues;
  Revenues for the fourth quarter of $11.4 million, up 33% versus the prior year and up 28% sequentially;
  XTRAC® fourth quarter domestic revenues of $3.1 million, up 91% versus the prior year and up 53% sequentially;
  XTRAC® fourth quarter recognized procedures up 51% over the prior year and up 27% sequentially;
  Skin Care fourth quarter revenues up 25% versus the prior year and up 25% sequentially;
  Surgical Products fourth quarter revenues up 6% versus the prior year and up 30% sequentially.

“We finished the year with a nearly $40 million revenue base and a 182% increase in EBITDA. The key components of our business are performing well, and we especially note the leverage we have begun to realize as recurring XTRAC sales increase,” said Jeffrey O’Donnell, president and chief executive officer of PhotoMedex. “Our core dermatology business continues to perform very well, and the steady sales growth in this segment, along with expanded reimbursement, supported expansion of our sales force for both the ProCyte and XTRAC product lines. In addition, we have established a clinical specialist team to enhance and enable further growth in procedures. We expect to leverage the investments we made in our distribution channels to grow all aspects of our business in 2008. We expect that revenue growth in 2008 will exceed the 16.7% growth in 2007 as a result of expected increase in sales in our dermatology segments.”

Reported Financial Results

Revenues for the fourth quarter of 2007 were $11,444,457, compared with revenues for the fourth quarter of 2006 of $8,593,425, an increase of 33.2%.

The net loss for the fourth quarter of 2007 was $982,035 or $0.02 per share, compared with a net loss for the fourth quarter of 2006 of $2,109,169, or $0.04 per share. The 2007 fourth quarter net loss included non-cash and refinance charges in the amount of $1,948,695 including stock-based compensation expense of $247,730, depreciation and amortization of $1,259,009 and refinance charges of $441,956. The 2006 fourth quarter net loss included non-cash charges of $1,291,695 including stock-based compensation expense of $189,061 and depreciation and amortization of $1,102,178. There were no refinance charges recorded in 2006.

Revenues for the year ended December 31, 2007 were $38,713,617, compared with revenues for the year ended December 31, 2006 of $33,189,877, an increase of 16.6%.

The net loss for 2007 was $6,354,246, or $0.10 per share, compared with a net loss for 2006 of $7,492,397, or $0.14 per share. The 2007 net loss included non-cash and refinance charges of $6,708,871, including stock-based compensation expense of $1,444,880, depreciation and amortization of $4,822,035 and refinance charges of $441,946. The 2006 net loss included non-cash charges for stock-based compensation of $1,437,170 and depreciation and amortization of $4,199,047; there was no refinance charge recorded in 2006.

As of December 31, 2007, the Company had cash and cash equivalents of $9,954,303 including restricted cash of $117,000.

A reconciliation of non-GAAP financial measures to GAAP financial measures, and a presentation of the most directly comparable GAAP financial measures is included below.

Non-GAAP Measures

To supplement PhotoMedex’s consolidated financial statements presented in accordance with GAAP, PhotoMedex provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP adjusted net loss and non-GAAP adjusted loss per share.

PhotoMedex’s reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, nor superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of PhotoMedex’s current financial performance and to provide further information for comparative information due to the adoption of the new accounting standard FAS 123R.

Specifically, the Company believes the non-GAAP measures provide useful information to both management and investors by isolating certain expenses, gains and losses that may not be indicative of the Company’s core operating results and business outlook. In addition, PhotoMedex believes non-GAAP measures that exclude stock-based compensation expense enhance the comparability of results against prior periods. Reconciliation to the most directly comparable GAAP measure of all non-GAAP measures included in this press release is as follows:

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Net Loss (as reported)	$(982,035)	$(2,109,169)	$(6,354,246)	$(7,492,397)
Adjustments:
Stock-based compensation expense	247,730	189,061	1,444,880	1,437,170
Depreciation and amortization expense	1,259,009	1,102,178	4,822,035	4,199,047
Other non-cash charges	1,922	18,691	104,986	129,058
Interest Expense, net	149,542	103,598	529,489	521,768
Other income from Legal settlement	441,956	-	441,956	-
Total adjustments	2,100,159	1,413,528	7,343,346	6,287,043
Non-GAAP adjusted income (loss)	$1,118,124	$(695,641)	$989,100	$(1,205,354)

Shares used in computing basic and diluted net loss per share	63,032,207	59,239,878	62,810,338	54,188,914

Non-GAAP adjusted loss per share	$0.02	$(0.01)	$0.02	$(0.02)

Mr. O’Donnell added, “PhotoMedex had a strong showing at the 66th Annual American Academy of Dermatology (AAD) Conference in San Antonio earlier this month, our most important medical conference of the year. The advantages of our proprietary Copper Peptide, contained in many of our ProCyte products, continue to be a prominent message. We have also built excitement surrounding our new product launches in skin brighteners and eye lash treatments. XTRAC, with its undisputed clinical efficacy, again was viewed prominently at the AAD meeting as the treatment of psoriasis continues to be a featured topic. Consistent with our past experiences, the 2008 AAD conference provided us with an abundant number of physician leads and we are currently in the process of following up. We were very pleased with the excitement and interest created at the conference by the key opinion leader physicians who made podium presentations on their clinical results with the XTRAC laser system.”

During the year, PhotoMedex achieved a number of important corporate milestones:

Reimbursement:

During the year, 12 additional policies were adopted by major Blue Cross and Blue Shield plans for XTRAC for the treatment of mild-to-moderate psoriasis, including Arizona, California, New York, Illinois, Texas, Oklahoma, New Mexico, Minnesota, Nebraska, North Carolina, South Carolina and Mississippi. These decisions now bring the number of covered lives to more than 90% of the insured population in the U.S.

Operations and Financial:

  Expanded XTRAC sales organization.
  Expanded XTRAC clinical specialists organization
  Launched new corporate web site at www.photomedex.com
  Appointed Stephen P. Connelly, a pharmaceutical and medical device veteran, to the company’s Board of Directors
  Appointed R. Rox Anderson, M.D., a renowned dermatologist, as Chief Medical Advisor
  Completed a $12 million refinancing of long-term debt

New Product Development and Licensing:

  Licensed MD Lash Factor for improving the appearance of eyelashes
  Launched new skin brightener, Neova® Manganese Skin Brightening Serum
  Launched new skin peel
  Initiated an exclusive national OEM contract for our diode laser system

Additional Achievements:

  Management presented at five investment banking conferences during the year
  The Company ranked 8th in Deloitte and Touche’s Fast 50 Program for Greater Philadelphia

Conference Call

PhotoMedex will hold a conference call to discuss the Company’s fourth quarter and full year 2007 results and answer questions today, February 27, 2008 beginning at 4:30 p.m. Eastern time.

To participate in the conference call, dial 800-270-6751 and use confirmation code 4120337. If you are unable to participate, a telephone replay of the call will be available from Wednesday, February 27, at 7:30 p.m. Eastern time until midnight Eastern time on Wednesday, March 12, by dialing 888-203-1112 and using confirmation code 4120337.

The live broadcast of PhotoMedex, Inc.’s quarterly conference call will be available online by going to www.photomedex.com and clicking on the link to Investor Relations, and at www.streetevents.com. The online replay will be available shortly after the call at those sites.

About PhotoMedex

PhotoMedex provides contract medical procedures to hospitals, surgi-centers and doctors’ offices, offering a wide range of products and services across multiple specialty areas, including dermatology, urology, gynecology, orthopedics and other surgical specialties. The Company is a leader in the development, manufacturing and marketing of medical laser products and services. PhotoMedex also develops and markets products based on its patented, clinically proven Copper Peptide technology for skin health, hair care and wound care. The Company sells directly to dermatologists, plastic and cosmetic surgeons, spas and salons and through licenses with strategic partners into the consumer market, including a long-term worldwide license agreement with Neutrogena®, a Johnson & Johnson company. ProCyte brands include Neova®, Ti-Silc®, VitalCopper®, Simple Solutions® and AquaSanté®.

SAFE HARBOR STATEMENT

Some portions of the conference call, particularly those describing PhotoMedex’ strategies, operating expense reductions and business plans, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While PhotoMedex is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including continued increase in XTRAC procedures performed, difficulties in marketing its products and services, need for capital, competition from other companies and other factors, any of which could have an adverse effect on the business plans of PhotoMedex, its reputation in the industry or its results. In light of significant uncertainties inherent in forward-looking statements included herein and in the conference call, the inclusion of such information in the conference call should not be regarded as a representation by PhotoMedex or its subsidiaries that the forward looking statements will be achieved. For further details and a discussion of these and other risks and uncertainties, please see our annual report on From 10-k for the year ended December 31, 2006 and quarterly report on Form 10-Q for the quarterly period ended June 30, 2007, which are on file with the SEC. We undertake no obligation to publicly update any forward looking statement, either as a result of new information, future events or otherwise.

PHOTOMEDEX, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Revenues	$11,444,457	$8,593,425	$38,713,617	$33,189,877

Cost of Sales	5,576,146	4,880,826	20,068,034	18,471,850
Gross profit	5,868,311	3,712,599	18,645,583	14,718,027

Operating expenses:
Selling, general and administrative (2)	6,063,376	5,476,015	23,229,276	20,682,056
Research and development and engineering	195,472	242,155	799,108	1,006,600
	6,258,848	5,718,170	24,028,384	21,688,656
Loss from operations before interest expense, net	(390,537)	(2,005,571)	(5,382,801)	(6,970,629)

Refinancing charge	(441,956)	-	(441,956)	-
Interest expense, net	(149,542)	(103,598)	(529,489)	(521,768)

Net loss (1)	$(982,035)	$(2,109,169)	$(6,354,246)	$(7,492,397)

Basic and diluted net loss per share	$(0.02)	$(0.04)	$(0.10)	$(0.14)

Shares used in computing basic and diluted net loss per share	63,032,207	59,239,878	62,810,338	54,188,914

(1) Includes Depreciation and Amortization	1,259,009	$1,102,178	4,822,035	$4,199,047

(2) Includes Share-based compensation expense	247,730	189,061	1,444,880	1,437,170

PHOTOMEDEX, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31, 2007	December 31, 2006
Assets
Cash and cash equivalents	$9,954,303	$12,885,742
Accounts receivable, net	6,759,060	4,999,224
Inventories	7,929,542	7,301,695
Other current assets	508,384	534,135
Property and equipment, net	10,143,808	9,054,098
Other assets	21,391,606	22,706,627
Total Assets	$56,686,703	$57,481,521

Liabilities and Stockholders’ Equity
Accounts payable and accrued liabilities	$5,891,042	$5,681,143
Other current liabilities	668,032	755,913
Bank and Lease Notes Payable	10,594,199	6,941,551
Stockholders’ equity	39,533,430	44,102,914
Total Liabilities and Stockholders’ Equity	$56,686,703	$57,481,521

PHOTOMEDEX, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(982,035)	$(2,109,169)	$(6,354,246)	$(7,492,397)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	1,259,009	1,102,178	4,822,035	4,199,047
Stock-based compensation expense related to employee options and restricted stock	247,730	189,059	1,444,880	1,437,170
Provision for bad debts	-	-	103,064	66,211
Other	1,922	18,691	1,922	62,847
Changes in assets and liabilities:
(Increase) decrease in:
Accounts Receivables	(932,057)	(277,884)	(1,864,007)	(414,355)
Inventories	40,255	203,339	(684,193)	815,766
Prepaid expenses and other assets	323,298	428,284	972,091	1,138,691
Increase (decrease) in:
Accounts payable & other accrued expenses	47,406	(274,079)	242,163	81,861
Deferred revenues	(442,073)	(32,615)	35,857	166,143
Net cash (used in) provided by operating activities	(436,545)	(752,194)	(1,280,434)	60,984

CASH FLOWS FROM INVESTING ACTIVITIES:	(1,033,245)	(1,485,452)	(4,558,617)	(5,026,811)

CASH FLOWS FROM FINANCING ACTIVITIES:	3,147,620	10,685,931	2,946,612	12,292,533

NET INCREASE (DECREASE) IN CASH	1,677,830	8,448,285	(2,892,439)	7,326,706

CASH, BEGINNING OF PERIOD	8,159,473	4,281,457	12,729,742	5,403,036

CASH, END OF PERIOD	9,837,303	12,729,742	9,837,303	12,729,742

RESTRICTED CASH	117,000	156,000	117,000	156,000

TOTAL	$9,954,303	$12,885,742	$9,954,303	$12,885,742

The following tables reflect unaudited results of operations for our business segments for the periods indicated below:

Three Months Ended December 31, 2007
	DOMESTIC XTRAC	INTERN’L DERM. EQUIPMENT	SKIN CARE	SURGICAL SERVICES	SURGICAL PRODUCTS AND OTHER	TOTAL
Revenues	$3,093,857	$1,139,292	$3,825,661	$1,939,646	$1,446,001	$11,444,457
Costs of revenues	1,270,281	594,279	1,276,868	1,772,621	662,098	5,576,147
Gross profit	1,823,576	545,013	2,548,793	167,025	783,903	5,868,310
Gross profit %	58.9%	47.8%	66.6%	8.6%	54.2%	51.3%

Allocated operating expenses:
Selling, general and administrative	1,699,979	17,117	1,721,894	212,422	163,432	3,814,844
Engineering and product development	-	-	97,141	-	98,331	195,472

Unallocated operating expenses	-	-	-	-	-	2,248,531
	1,699,979	17,117	1,819,035	212,422	261,763	6,258,847
Income (loss) from operations	123,597	527,896	729,758	(45,397)	522,140	(390,537)

Refinancing charge	-	-	-	-	-	(441,956)
Interest expense, net	-	-	-	-	-	(149,542)

Net income (loss)	$123,597	$527,896	$729,758	($45,397)	$522,140	($982,035)

Three Months Ended December 31, 2006
	DOMESTIC XTRAC	INTERN’L DERM. EQUIPMENT	SKIN CARE	SURGICAL SERVICES	SURGICAL PRODUCTS AND OTHER	TOTAL
Revenues	$1,622,417	$748,401	$3,066,273	$1,785,855	$1,370,480	$8,593,426
Costs of revenues	1,116,116	495,219	953,692	1,516,134	799,668	4,880,828
Gross profit	506,301	253,182	2,112,581	269,722	570,813	3,712,598
Gross profit %	31.2%	33.8%	68.9%	15.1%	41.7%	43.2%

Allocated operating expenses:
Selling, general and administrative	1,316,590	(44,804)	1,638,503	227,763	153,321	3,291,371
Engineering and product development	-	-	121,351	-	120,803	242,154

Unallocated operating expenses	-	-	-	-	-	2,184,644
	1,316,590	(44,804)	1,759,854	227,763	274,121	5,718,169
Income (loss) from operations	(810,289)	297,986	352,727	41,958	296,691	(2,005,571)

Interest expense, net	-	-	-	-	-	(103,598)

Net income (loss)	($810,289)	$297,986	$352,727	$41,958	$296,691	($2,109,169)

Year Ended December 31, 2007
	DOMESTIC XTRAC	INTERN’L DERM. EQUIPMENT	SKIN CARE	SURGICAL SERVICES	SURGICAL PRODUCTS AND OTHER	TOTAL
Revenues	$9,141,857	3,256,505	$13,471,973	$7,667,174	$5,176,108	$38,713,617
Costs of revenues	4,654,561	1,646,279	4,208,287	6,581,722	2,977,185	20,068,034
Gross profit	4,487,296	1,610,226	9,263,686	1,085,452	2,198,923	18,645,583
Gross profit %	49.1%	49.4%	68.8%	14.2%	42.5%	48.2%

Allocated operating expenses:
Selling, general and administrative	6,189,047	127,325	5,812,185	854,427	614,518	13,597,502
Engineering and product development	-	-	391,928	-	407,180	799,108

Unallocated operating expenses	-	-	-	-	-	9,631,774
	6,189,047	127,325	6,204,113	854,427	1,021,698	24,028,384
Income (loss) from operations	(1,701,751)	1,482,901	3,059,573	231,025	1,177,225	(5,382,801)

Refinancing charge	-	-	-	-	-	(441,956)
Interest expense, net	-	-	-	-	-	(529,489)

Net income (loss)	($1,701,751)	$1,482,901	$3,059,573	$231,025	$1,177,225	($6,345,246)

Year Ended December 31, 2006
	DOMESTIC XTRAC	INTERN’L DERM EQUIPMENT	SKIN CARE	SURGICAL SERVICES	SURGICAL PRODUCTS AND OTHER	TOTAL
Revenues	$5,611,387	2,186,424	$12,646,910	$6,944,292	$5,800,864	$33,189,877
Costs of revenues	4,166,199	1,268,080	3,858,944	5,703,925	3,474,702	18,471,850
Gross profit	1,445,188	918,344	8,787,966	1,240,367	2,326,162	14,718,027
Gross profit %	25.8%	42.0%	69.5%	17.9%	40.1%	44.3%

Allocated operating expenses:
Selling, general and administrative	4,408,753	77,639	5,580,985	959,848	552,824	11,580,049
Engineering and product development	-	-	498,602	-	507,998	1,006,600

Unallocated operating expenses	-	-	-	-	-	9,102,007
	4,408,753	77,639	6,079,587	959,848	1,060,822	21,688,656
Income (loss) from operations	(2,963,565)	840,705	2,708,379	280,519	1,265,340	(6,970,629)

Interest expense, net	-	-	-	-	-	(521,768)

Net income (loss)	($2,963,565)	$840,705	$2,708,379	$280,519	$1,265,340	($7,492,397)

CONTACT:
PhotoMedex, Inc.
Dennis McGrath, CFO, 215-619-3287
info@photomedex.com
or
Lippert/Heilshorn & Associates, Inc.
Kim Sutton Golodetz, 212-838-3777 (investors)
Kgolodetz@lhai.com
Bruce Voss, 310-691-7100
Bvoss@lhai.com